UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

MOTIVNATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50048	82-6008492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 258-6458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 15, 2005 the Registrant entered into a Restricted Stock Agreement with each of the following directors: Mark Absher , David Psachie, and Richard Holt. A brief description of the material terms of the Restricted Stock Agreement is set forth in Item 3.02 below, which description is incorporated by this reference. The Restricted Stock Agreements are attached hereto as Exhibits 10.1 through 10.3.

On February 14, 2005 the Registrant entered into a Restricted Stock Agreement with each of two consultants: George Lefevre, and Scott Absher. Scott Absher is the brother of Mark Absher who sits on the Board of Directors for the Registrant. A brief description of the material terms of the Restricted Stock Agreement is set forth in Item 3.02 below, which description is incorporated by this reference. The Restricted Stock Agreements are attached hereto as Exhibits 10.4 and 10.5.

On February 15, 2005 the Registrant entered in to a Shares for Debt Agreement with each Jay Isco, the CFO, and Treasurer of the Registrant, and Lelie McPhail the Chief Operating Officer together with her husband David McPhail. A brief description of the material terms of the Restricted Stock Agreement is set forth in Item 3.02 below, which description is incorporated by this reference. The Shares for Debt Agreements are attached hereto as Exhibits 10.6 and 10.7.

Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On February 15, 2005, the Board of Directors of the Registrant ratified and approved the issuance of 5,000,000 unregistered shares of the Registrant's common stock, par value $.001 per share, to each of three directors of the Registrant, and entered into a Restricted Stock Agreement with each of these directors on the same date. The consideration received by the Registrant consisted of services rendered to the Registrant and the continuing dedication of these directors to the Registrant's business.

The Board of Directors has also approved the issuance of 15,000,000 unregistered shares of the Registrant's common stock, par value $.001 per share to each of two consultants, and entered into a Restricted Stock Agreement with each of these consultants on the same date. The consideration received by the Registrant consisted of continued services rendered to the Registrant and the continuing dedication of these consultants to the Registrant's business.

Each Restricted Stock Agreement provides for certain vesting conditions, a lock-up agreement, a first refusal right of the Registrant with respect to certain proposed transfers, a drag-along right of the Registrant in connection with certain corporate transactions, and a 5-year market stand-off agreement prohibiting transfers for up to 180 days following the effective date of any Registration Statement of the Registrant (other than on Form S-8 or S-4). Each employee may vote the stock received except to the extent any unvested shares are rescinded and cancelled, as provided in each Restricted Stock Bonus Agreement.

The Board of Directors has also approved the issuance of 6,000,000 unregistered shares of the Registrant's common stock to Infinity Capital Partners LLC, in consideration for an Inventory Finance agreement entered into by TrixMotive, Inc. a wholly owned subsidiary of the Registrant.

On February 15, 2005 the Board of Directors approved the issuance of 10,000,000 unregistered shares of common stock to Jay Isco, the CFO, and Secretary of the Registrant, and the Registrant entered into a Shares for Debt Agreement with Mr. Isco on the same date. The consideration received by the Registrant consisted of $50,000 in services rendered by each of Mr. Isco during the period from May 2004 through December 31, 2004, and a full release from any other claims for compensation relating to such period.

The Board has also approved the issuance of 60,000,000 unregistered shares of the Registrant's common stock to Leslie McPhail, the Chief Operating Officer of the Registrant, and David McPhail together, and the Registrant entered in to a Shares for Debt Agreement with the McPhail's on the same date.

These transactions were effected under Section 4(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering. The recipients of securities in each such transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The sale of these securities occurred without general solicitation or advertising.

The information above is qualified in its entirety by reference to the Restricted Stock Agreements and Shares for Debt Agreements, including all annexes, exhibits and schedules attached thereto, and any related documents that the Registrant has filed as exhibits to this Report.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On February 15th 2005, the Board of Directors of MotivNation, Inc approved the removal of Thomas Prewitt and Richard Perez as President and Secretary, respectively, of MotivNation, and from any other offices that they may hold, effective immediately.

(c) On February 15th 2005, the Board of Directors of MotivNation, Inc., elected George R. Lefevre to the position of Chief Executive Officer, and President of MotivNation. Mr. Lefevre is 37 years old and is the son of our former director, Arthur Lefevre. Since 2004, Mr. Lefevre has served as a director, Chief Financial Officer and Secretary for EntreMetrix, Inc. Since 2000, George Lefevre has been the co-founder and Managing Partner of NeoTactix, a company focused on mergers, acquisitions and structural guidance for small public companies. From 1998 to 2000, Mr. Lefevre assisted in the formation and funding of PTM Molecular Biosystems. He was the Chief of Finance and key officer for strategic business ventures. Mr. Lefevre has invested in and managed portfolios of securities since 1991. He received a B.S. in Business Administration Finance from California State University, Long Beach.

On February 15th 2005, the Board of Directors of MotivNation, Inc., elected Jay Isco to the position of Chief Financial Officer , and Secretary of MotivNation. Since 2004, Mr. Isco has served as the interim Chief Financial Officer of MotivNation. Since 2002, Mr. Isco has served as an accounting consultant for various OTCBB companies and in 2004 joined NeoTactix, a company focused on mergers, acquisitions and structural guidance for small public companies. Mr. Isco received a B.A. in Business Economics with and emphasis in accounting from the University of California, Santa Barbara.

On February 15th 2005, the Board of Directors of MotivNation, Inc., elected Leslie A. McPhail to the position of Chief Operating Officer of MotivNation. Leslie Ann McPhail is 32 years old and graduated from Platt College's Graphic Design program in 1994. Mrs. McPhail has served as Assistant Creative Director for Sarbacker Advertising and Propper Design Group, based in Irvine, CA. In 1999 Mrs. McPhail has run her own graphic design company, Moonlight Productions, and in 2001 with her husband David McPhail started Moonlight Industries, a Limousine Manufacturer in Santa Fe Springs, CA. In 2004 TrixMotive, Inc., a wholly owned subsidiary of MotivNation, acquired Moonlight Industries, and Leslie McPhail has served as lead management for the production and work flow for TrixMotive, Inc.

Item 9.01 Financial Statements and Exhibits

Exhibits
Exhibit No.	Description
10.1	Restricted Stock Agreement (M. Absher)
10.2	Restricted Stock Agreement (Holt)
10.3	Restricted Stock Agreement (Psachie)
10.4	Restricted Stock Agreement (Lefevre)
10.5	Restricted Stock Agreement (S. Absher)
10.6	Restricted Stock Agreement (Isco)
10.7	Shares for Debt Agreement (McPhail's)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVNATION, INC.
(Registrant)

Date: February 22, 2005.
/s/ Jay Isco
Jay Isco, CFO